VAN KAMPEN UNIT TRUSTS, SERIES 588

                 SUPPLEMENT TO THE PROSPECTUS DATED JULY 3, 2006

   Notwithstanding anything to the contrary in the prospectus, the record and distribution dates for EAFE Select 20 Portfolio 2006-3, Select 5 Industrial Portfolio 2006-3, Global 45 Dividend Strategy Portfolio 2006-3, Select S&P Industrial Portfolio 2006-3, Nasdaq Select 10 Portfolio 2006-3, The Dow Jones Select Dividend Index Strategy Portfolio 2006-3 and Multi-Strategy Series: EAFE, EDVY 2006-3 are as set forth below, provided that no distribution is required to be made unless the total cash held for distribution equals at least 0.1% of your Portfolio's net asset value.

         Record Dates:          November 10, 2006, January 10, 2007 and the 10th
                                day of each month thereafter

         Distribution Dates:    November 25, 2006, January 25, 2007 and the 25th
                                day of each month thereafter

   Notwithstanding anything to the contrary in the prospectus, the record and distribution dates for Select S&P Core Portfolio 2006-3 and S&P Powerpicks Portfolio 2006-3 are as set forth below, provided that no distribution is required to be made unless the total cash held for distribution equals at least 0.1% of your Portfolio's net asset value.

         Record Dates:          January 10, 2007 and the 10th day of each month
                                thereafter

         Distribution Dates:    January 25, 2007 and the 25th day of each month
                                thereafter


Supplement Dated:  September 28, 2006